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     S E C U R I T I E S   A N D   E X C H A N G E   C O M M I S S I O N

                           WASHINGTON, D.C.  20549


                                 FORM 8 - K


   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



COMMISSION FILE NO.  0-18866                  DATE OF REPORT: MARCH 10, 1998
                                              (Date of earliest reported event)



                     FIRST NATIONAL ENTERTAINMENT CORP.
      (EXACT NAME OF SMALL BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)



          COLORADO                                        93-1004651
-------------------------------                           ----------
(STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)



         600 ENTERPRISE DRIVE, SUITE 109, OAK BROOK, ILLINOIS  60523
         -----------------------------------------------------------
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                               (630) 573-8209
                               --------------
                       (REGISTRANT'S TELEPHONE NUMBER)





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Item 2.  Acquisition or Disposition of Assets

The Company at its March 6, 1998 Board of Directors meeting invalidated the offer to transfer its First National Environmental Technologies, Inc. (FNET) subsidiary to a group of European investors headed by Mr. Jurg Mullhaupt. The Europartners have failed to meet the conditions of the agreement.

FNET will continue as the 100% owned subsidiary along with its wholly owned subsidiary in Switzerland and will be consolidated in the 12/31/97 year end financial statements.

FNET is in the business of furnishing trenchless pipe repair equipment to franchisees for a monthly fee. Additional revenue is generated through an exclusive arrangement providing liner material used in the repairs and marketing services. Initial sales are targeted for northern Europe and the USA.


Item 5 - Other Events

First National Entertainment Corp. has tendered an undisclosed bid to acquire the assets of Windy City Video. The offer has been accepted and the due diligence investigation is to begin immediately. Windy City Video operates seven video stores in the Chicagoland area.





Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        First National Entertainment Corp.
                                        ----------------------------------
                                        Registrant



March 11, 1998                          _____________________________________
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                                        Charles E. Nootens
                                        Chairman





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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        First National Entertainment Corp.
                                        ----------------------------------
                                        Registrant



March 11, 1998                          /s/ Charles E. Nootens
--------------                          ----------------------
Date                                    Signature

                                        Charles E. Nootens
                                        Chairman